UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2009

AMERITRANS CAPITAL CORPORATION

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	333-63951	52-2102424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

747 Third Avenue, 4th Floor New York, New York 10017
(Address of Principal Executive Offices (Zip Code))

(212) 355-2449

 (Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 16, 2009, Ameritrans Capital Corp. (the “Company”) issued a press release announcing its results for the first fiscal quarter ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2009, Ameritrans Capital Corp. (the “Company”) and Elk Associate Funding Corporation (“Elk”), a wholly-owned subsidiary of the Company, entered into an amended and restated employment agreement with Michael Feinsod, the Company’s President and Chief Executive Officer and Elk’s Senior Vice-President (the “Feinsod Agreement”) and amendments to the employment agreements with Gary Granoff, the Company’s Chief Financial Officer, Ellen Walker, the Company’s Executive Vice President and Lee Florenza, the Company’s Senior Vice President (each, an “Amendment”).

Pursuant to the Feinsod Agreement, Mr. Feinsod will continue to serve as President and Chief Executive Officer of the Company and Senior Vice President of Elk until August 31, 2010, and one year thereafter, unless the Company notifies Mr. Feinsod of its intention not to renew the employment agreement in accordance with its terms, and unless the Feinsod Agreement is terminated earlier in accordance with its terms.   For the period from November 12, 2009 through August 31, 2010, Mr. Feinsod will receive a base salary equal to $376,800 payable on an annualized basis.  If applicable, for the period commencing September 1, 2010 through August 31, 2011, Mr. Feinsod’s base salary will be increased by the greater of four percent (4%) or the increase in the Consumer Price Index during such year.  Mr. Feinsod will also receive an annual bonus in the sole discretion of the Company’s board of directors.

Mr. Feinsod is also entitled to receive an aggregate of $32,500 per annum for reimbursement of certain expenses set forth in the agreement as well as reimbursement for all business expenses reasonably incurred by him in the performance of his duties as well as up to $20,000 per annum, subject to certain increases, for Mr. Feinsod’s family health insurance.  The Company will continue to make regular contributions to Mr. Feinsod’s SEP IRA account.

The Company also agreed to use reasonable efforts to register the sale of the Company’s common stock underlying options previously granted to Mr. Feinsod, provided that the Company is eligible to register such shares on Form S-8 under the Securities Act of 1933, as amended, and rules promulgated thereunder.

In the event that the Company terminates Mr. Feinsod’s employment without “Cause” (as defined in the Feinsod Agreement), or Mr. Feinsod terminates his employment for “Good Reason” (as defined in the Feinsod Agreement), Mr. Feinsod will be entitled to a severance payment in an amount equal to Mr. Feinsod’s base salary, as increased with respect to the extension year, and bonus (or portion thereof), if any, paid for the most recent bonus year, multiplied by the number of years (or fractional portion thereof) remaining in the employment period, inclusive of the additional one year extension period under the Feinsod Agreement.  The Company will also be obligated to continue Mr. Feinsod’s benefits through August 31, 2010 and, if such terminatin occurs after August 31, 2010, for the remainder of the extension year.

The Feinsod Agreement also provides that Mr. Feinsod will not compete with the Company or Elk or hire solicit the employ of any employee of the Company or Elk during the term of the Feinsod Agreement and for the immediately succeeding 12 month period.

Pursuant to the Granoff Amendment, Mr. Granoff will agree to continue serving as Chief Financial Officer of the Company and Elk through June 30, 2010 (instead of the September 30, 2009 date as in effect prior to the Granoff Amendment). However, that if the Company and Elk exercise their right to employ a qualified person to replace Mr. Granoff as Chief Financial Officer at any time prior to June 30, 2010, Mr. Granoff will step down as Chief Financial Officer without any reduction in compensation.  Pursuant to the Granoff Amendment, Mr. Granoff’s salary for the fiscal year ending June 30, 2010 will be reduced by $40,000 and an additional $33,725 of Mr. Granoff’s base salary for such fiscal year will be paid on a deferred basis in $11,241.66 installments during the next succeeding three fiscal years.  Accordingly, Mr. Granoff will be entitled to receive a base salary of $391,275 during the 2009/2010.  Mr. Granoff also waived payment of the Company’s contribution to his SEP IRA account for the period commencing October 1, 2009 and ending September 30, 2010. The Company also assigned ownership of a life insurance policy insuring to Mr. Granoff.

Pursuant to the Walker and Forlenza Amendments, Ms. Walker and Mr. Forlenza waived payment of the Company’s contribution to their respective SEP IRA accounts for the period commencing October 1, 2009 and ending September 30, 2010.  The Walker and Forlenza Amendments also clarified that the employment duties of Ms. Walker and Mr. Forlenza include the liquidation and disposition of certain “legacy” portfolio loans of the Company, as directed by the Board of Directors.  The Company also agreed to continue to pay premiums on Ms. Walker’s disability insurance policies.

The foregoing descriptions of the Feinsod Agreement and the Granoff, Walker and Forlenza Amendments, do not purport to describe all of the terms of such agreement or amendments and are qualified in their entirety by reference to the complete text thereof, which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated November 12, 2009, among Ameritrans Capital Corporation and Elk Associates Funding Corporation.

10.2	First Amendment to the Amended and Restated Employment Agreement, dated November 12, 2009, between Gary C. Granoff, Ameritrans Capital Corporation and Elk Associates Funding Corporation.

10.3	First Amendment to the Amended and Restated Employment Agreement, dated November 12, 2009, between Ellen M. Walker, Ameritrans Capital Corporation and Elk Associates Funding Corporation.

10.4	First Amendment to the Amended and Restated Employment Agreement, dated November 12, 2009, between Lee A. Forlenza, Ameritrans Capital Corporation and Elk Associates Funding Corporation.

99.1	Press Release, dated November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

Dated: October 26, 2009

AMERITRANS CAPITAL CORPORATION

By: /s/ Michael Feinsod

Name: Michael Feinsod

Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement, dated November 12, 2009, among Ameritrans Capital Corporation and Elk Associates Funding Corporation.

10.2	First Amendment to the Amended and Restated Employment Agreement, dated November 12, 2009, between Gary C. Granoff, Ameritrans Capital Corporation and Elk Associates Funding Corporation.

10.3	First Amendment to the Amended and Restated Employment Agreement, dated November 12, 2009, between Ellen M. Walker, Ameritrans Capital Corporation and Elk Associates Funding Corporation.

10.4	First Amendment to the Amended and Restated Employment Agreement, dated November 12, 2009, between Lee A. Forlenza, Ameritrans Capital Corporation and Elk Associates Funding Corporation.

99.1	Press Release, dated November 16, 2009.